ARCA biopharma Pharmacogenetic Precision Medicine for Cardiovascular Diseases March 2019 Nasdaq: ABIO Exhibit 99.1

Safe Harbor Statement This presentation contains "forward-looking statements" for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, potential future development plans for Gencaro, ARCA’s ability to complete any Phase 3 clinical trial, the likelihood for PRECISION-AF results to satisfy the requirements of the SPA, ARCA’s ability to raise sufficient capital to fund the PRECSION-AF trial and its other operations, the expected features and characteristics of Gencaro, including the potential for genetic variations to predict individual patient response to Gencaro, Gencaro’s potential to treat AF and/or HFmrEF, future treatment options for patients with AF and/or HFmrEF, the potential for Gencaro to be the first genetically-targeted AF prevention treatment, and the potential market opportunity for Gencaro, should it receive regulatory approval. Such statements are based on management's current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: ARCA’s financial resources and whether they will be sufficient to meet its business objectives and operational requirements; ARCA may not be able to raise sufficient capital on acceptable terms, or at all, to continue development of Gencaro or to otherwise continue operations in the future; an FDA SPA agreement does not guarantee approval of Gencaro or any other particular outcome from regulatory review; results of earlier clinical trials may not be confirmed in future trials; the protection and market exclusivity provided by ARCA’s intellectual property; risks related to the drug discovery and the regulatory approval process; and, the impact of competitive products and technological changes. These and other factors are identified and described in more detail in ARCA’s filings with the Securities and Exchange Commission, including without limitation ARCA’s annual report on Form 10-K for the year ended December 31, 2018, and subsequent filings. ARCA disclaims any intent or obligation to update these forward-looking statements.

Investment Highlights Clinical stage, genetically-targeted cardiovascular company PRECISION-AF: single, pivotal P3 trial for AF in HFmrEF; anticipated start 4Q2019 FDA Special Protocol Assessment agreement on Phase 3 protocol - February 2019 GencaroTM FDA Fast Track Designation for AF in Genotype-Defined HF Population Second asset - AB171 - development for HF, PAD; Phase 1B anticipated start 3Q2020 Large and growing market opportunity Estimated $12.5 billion global atrial fibrillation market by 2020 Significant unmet medical need for AF in HF with no FDA approved treatments Gencaro in AF/HFmrEF potential annual sales - $480M-$800M in US; similar in EU5 Potentially first genetically-targeted cardiovascular therapeutic Cardiovascular and biotech veterans with demonstrated success Management team with extensive experience in CV disease, drug development and corporate execution Team previously successful in drug clinical development & regulatory approvals

Genetically-Targeted Cardiovascular Pipeline Research Preclinical Phase 1 Phase 2 Phase 3 GencaroTM (bucindolol hydrochloride) AB171 (mononitrate – vasodilator) Prevention of AF in genotype-defined HF population PRECISION-AF: Phase 3 trial (FDA SPA Feb 2019) initiation anticipated 4Q2019 Peripheral Arterial Disease (PAD) Genetically-targeted population Chronic Heart Failure (CHF) Genetically-targeted population

Inconsistent Therapeutic Response Across Patients Modified from Spear et al., Trends Mol Med, 2001; 2 Lazarou et al., JAMA, 1998 Individual variations in response to drugs & drug toxicity are common in clinical and marketed drug settings. ~10% of drugs are withdrawn from market post-launch as a result of adverse drug reactions. Genetic targeting enables patient selection to potentially deliver higher response rates with fewer side effects b-blockers in HF b-blockers in AF

Pharmacogenetics: Precision Medicine Applied to Drug Therapy Our Approach: Pharmacogenetic drug development by targeting: Functionally different genetic variants Validated drug targets High frequency genetic variants Potential benefits: Maximize potential efficacy Minimize potential side effects and/or safety concerns Avoid exposing patients unlikely to benefit Enables smaller clinical development programs Intellectual property (IP) generated later in development process

Atrial Fibrillation (AF) in Heart Failure (HF) – An Unmet Medical Need No FDA approved drug treatments for this indication Currently approved antiarrhythmic agents are associated with significant side effects: Most are contraindicated or have warnings for HF patients New onset AF markedly worsens HF morbidity & mildly increases mortality β-blockers approved for HF but used off-label for AF Demonstrated only limited efficacy for AF prevention No agents approved for AF or HF have demonstrated genetically influenced clinical response

Atrial Fibrillation and Heart Failure AF HF AF/HF Patient Populations G7 Countries (US, EU5, and Japan) in 2022 Preserved EF ≥50% Mid-range EF ≥40 & <50% Low-range EF < 40% Total HF 7.6M 2.7M 5.6M % with AF 40-60% 40-60% 30-50% Total AF/HF 3.1 - 4.6M 1.1 - 1.6M 1.7 - 2.8M 30-60% of HF patients also have AF AF/HF Initial Indication ~50% of population has optimal genotype Potential Expansion Potential Expansion No approved or effective therapies

Atrial Fibrillation (AF) – A Significant Market Opportunity



Estimated Global Atrial Fibrillation Market[1]
14
12
10
8
6
4
2
0
$7.2 B
$12.5 B
2015
2020

- AF is the most common sustained cardiac arrhythmia - affected ~5.2 million (2015) Americans[2]
- 2015 worldwide prevalence of AF was estimated at 33.3 million[3]
- AF is considered an epidemic cardiovascular (CV) disease based on the pace of increase in incidence in the U.S. and industrialized countries[4]
- ~2.7M (2022) HFmrEF (LVEF $\geq$ 0.40 and < 0.50) patients in U.S., EU5 and Japan[5]

1 DelveInsight – "Atrial Fibrillation – Market Insights & Drug Sales Forecast - 2020", May 2016
2 American Journal of Cardiology 2013: 112: 1142-1147 "Estimates of current and future incidence and prevalence of atrial fibrillation in the U.S. adult population; AHA – "Cardiovascular Disease: A Costly Burden for America" (Jan 2017), page 7
3 AHA Statistical Update – Heart and Stroke Stats 2017, p306
4 Journal of the American Medical Association. 2001; 285(18):2370-2375
5 Decision Resources Group, Heart Failure 2018

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ARCA biopharma

Gencaro Potentially the first genetically-targeted atrial fibrillation (AF) treatment for patients with heart failure (HF)

Gencaro (bucindolol hydrochloride)



Compound

- β-blocker/vasodilator – well characterized small molecule drug class
- β-blockers target cardiac myocytes to reduce adverse β1- adrenergic signaling that causes cardiac chamber remodeling
- Gencaro is only β-blocker with genetically differentiated response
- IP protection into approximately 2031 in the U.S. and Europe

Differentiated MOA

- Competitive antagonism similar to other β-blockers
- Sympatholysis – norepinephrine (NE) lowering
- Inverse agonism – inactivation of constitutively active receptors
- Other β-blockers lack these last 2 properties

Genotype Specific Response

- Clinical response differentiated by patient genetic profile
- Specific β1 adrenergic receptor (AR) polymorphism
- Optimal genotype is *ADRB1* Arg389Arg
  - present in ~50% of US & EU population
- World wide rights to companion diagnostic test
  - rapid, low-cost standard test

Extensive Clinical Data

- Favorable safety profile; over 3,400 HF patients studied
- 74% reduction in AF onset compared to placebo in patients w/most responsive genotype in prior Phase 3 HF trial
- P2B – 58% reduction in AF recurrence compared to Toprol-XL in genetically-defined HFmrEF population

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ARCA biopharma

Differentiated Response by Genotype Seen in Phase 3 HF Study b1389 Arg/Arg (n = 441; 36 events) Risk reduction 74% Hazard Ratio = 1.01 (0.56 – 1.84) P-value = 0.969 b1389 Gly carriers (n = 484; 44 events) No risk reduction Hazard Ratio = 0.26 (0.12 – 0.57) P-value = 0.0003 Beta-blocker class 27% average risk reduction in AF onset identified in a ~12,000 patient meta-analysis of Phase 3 HF trials.1 Metoprolol & Carvedilol not influenced by ADRB1 Arg389Gly2 1 - Abi Nasr I et al, EHJ 28: 457–462, 2007 2 - Sehnert AJ, et al. JACC 52:644-651, 2008 Bucindolol Bucindolol Placebo Placebo

GENETIC-AF: Phase 2B Genetically-Targeted Trial BUC MET Bucindolol: 73/134 (54%) Metoprolol: 70/133 (53%) Cox proportional hazards model adjusted for the 4 randomization strata: 1) HF etiology, 2) LVEF, 3) rhythm at randomization 4) device type. HR = 1.01 (0.71, 1.42) HR = 0.70 (0.41, 1.19) U.S. Cohort Entire Cohort 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Weeks of Efficacy FU Probability of No AF/AFL/ACM Bucindolol: 33/60 (55%) Metoprolol: 40/67 (60%) BUC MET 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Weeks of Efficacy FU Probability of No AF/AFL/ACM Time to AF/AFL/ACM – ECG based Detection

GENETIC-AF: Time to AF/AFL/ACM Excluding Patients with Long-standing (12+yrs) AF/HF Dx and AF Dx >2 years prior to HF Diagnosis BUC MET Cox proportional hazards model adjusted for: 1) HF etiology, 2) LVEF, 3) rhythm at randomization 4) device type, 5) Previous Class 3 AA use. Bucindolol: 46/98 (47%) Metoprolol: 50/98 (51%) Bucindolol: 25/51 (49%) Metoprolol: 22/40 (55%) 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Weeks of Efficacy FU Probability of No AF/AFL/ACM 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Weeks of Efficacy FU Probability of No AF/AFL/ACM BUC MET HR = 0.54 (0.33, 0.87) p = 0.011 HR = 0.42 (0.21, 0.86) p = 0.017 HFmrEF 0.40 ≤ LVEF < 0.50 Entire Cohort LVEF < 0.50 Phase 3 Target Population

Target Phase 3 Study Population HFmrEF (0.40 > LVEF < 0.50) HF and AF diagnoses < 12 years of screen visit AF diagnosis not >2 years prior to HF diagnosis Persistent or paroxysmal AF ≤ 120 days of screen visit ADRB1 Arg389Arg genotype (simple blood draw screen) In the GENETIC-AF Phase 2B trial, Gencaro showed a 58% treatment benefit compared to Toprol-XL in reducing AF recurrence in the HFmrEF population being targeted for Phase 3 (hazard ratio = 0.42; 95% CI: 0.21, 0.86; p = 0.017). The Phase 3 primary endpoint has 90% power to detect a 45% treatment benefit.

PRECISION-AF: Phase 3 Genetically-Targeted Trial 0.40 > LVEF < 0.50, HF (not Class IV); current/recent Hx of persistent or paroxysmal AF (<120 days), AF/HF Dx < 12 years Bucindolol Toprol XL Interim Analysis @ 250 patients Randomization: ADRB1 Arg389Arg genotype Trial Sites: N. America, Europe, Australia 1:1 Planned Enrollment N = 400 26-week Follow-up for 1EP of Time to First AF Event or ACM Bucindolol vs. Toprol XL, Prevention of Recurrent AF in HF Patients with the b1389 Arg/Arg Genotype Stop for Futility Continue as Planned Add 150 Patients

Significant and Growing Market Opportunity Atrial fibrillation market - CAGR of 23.5% 2009-20171 ARCA estimates Gencaro AF in HFmrEF to be a $480M - $800M annual opportunity in U.S. Estimated U.S. Market in 20222 9.0M2 1.0 – 1.3M3 400-780K3 200-390K Heart failure patients HFmrEF (LVEF > 0.40 & < 0.50) patients (2022) AF incidence in HFmrEF patients ADRB1 Arg389Arg genotype 1- “Atrial Fibrillation Therapeutics – Pipeline Assessment and Market Forecasts to 2017”, Dec 2010 2- GlobalData – “Epicast Report: Chronic Heart Failure – Epidemiology Forecast to 2022”, Jan 2013 3- Decision Resources Group, Heart Failure 2018

Gencaro Intellectual Property – Potential Commercial Exclusivity 10Y post-approval Patents + New Chemical Entity provide exclusivity 10+ years from approval United States EU & Japan Extendable to 2034 with S-isomer development NCE overlaps: 5 to 7.5 years from approval EU NCE exclusivity: 10 years post-approval EU patents overlap; exclusivity into 2031 Japan: patent exclusivity into 2031 Japan NCE exclusivity: 8 yrs post-approval Main patent to mid-2031 Patents provide longest exclusivity

AB171 Potential genetically-targeted treatment for heart failure and for peripheral arterial disease

AB171 Compound Thiol-containing derivative of isosorbide mononitrate Nitrates are one of most well characterized class of pharmaceuticals Potential for improved efficacy and broader use than current therapies (e.g. Bidil) Genotype Specific Response ARCA discovered pharmacogenetic target in NOS3 gene Enhanced preclinical activity seen in NOS3 genotype Glu298Glu Dual MOA Increases nitric oxide (NO) via direct NO donor or activation of eNOS Relaxation of vascular smooth muscles Dilation of coronary vessels Improves oxygen supply to the myocardium Prior Development Preclinical work observed favorable effects on atherosclerosis, revascularization of limb circulation, and myocardial remodeling Anti-oxidant properties demonstrated

AB171: Potential Indications – HF & PAD Peripheral Arterial Disease (PAD) PAD is considered a healthcare pandemic in the US, EU and other developed countries with aging populations (US > 30M patients) Current most used therapy (cilostazol) alleviates symptoms but does not improve cardiovascular health Small, low-risk Phase 1 study Heart Failure Pipeline for potential new HF therapies is limited Small, low-risk Phase 1 hemodynamic study Genetic understanding affords potential benefit for broader population Bidil demonstrated highest mortality benefit seen in any HF trial Bidil approved for HF only in African-Americans

AB171: Intellectual Property Intellectual property based on ARCA human endothelial cell studies European patent allowed; validated in 10 European countries Denmark, France, Germany, Ireland, Italy, Netherlands, Spain, Sweden, Switzerland and the United Kingdom Patent applications under review at U.S. Patent Office and Canadian Intellectual Property Office Pharmacogenetic patents combining AB171 plus biomarker NOS3 genotype Glu298Glu New Chemical Entity (NCE) status also provides overlapping data exclusivity protection 5-7 years from approval in US 10 years from approval in EU

Capital Structure Shares outstanding (02/22/19):18.4 million Potentially dilutive securities: 3.3 million Fully diluted:21.7 million Net cash1 (as of 12/31/18):$6.6 million (~$2.4 million raised through “at-the-market” offering in February 2019) No debt Estimated cash runway to end of 3Q2019 1 – Cash and cash equivalents

Experienced Leadership Michael R. Bristow, MD, PhD: President /CEO Thomas Keuer: Chief Operating Officer Chris Ozeroff: General Counsel Brian Selby: VP, Finance & Chief Accounting Officer Debra Marshall, MD, FACC: SVP, Medical Affairs Chris Dufton, PhD: VP, Clinical Development Sharon Perry: Sr Director, Regulatory Affairs & Quality Board of Directors Michael R. Bristow, MD, PhD Robert E. Conway (Chairman) Linda Grais, MD, JD Anders Hove, MD Dan Mitchell Raymond L. Woosley, MD, PhD

Completed and Anticipated Milestones[1]

✓	GENETIC-AF Phase 2B top line data reported	Feb 2018
✓	GENETIC-AF data oral presentation at ESC-HF 2018	May
✓	GENETIC-AF data at AHA 2018	Nov
✓	FDA SPA Agreement – Gencaro Phase 3 protocol - PRECISION-AF	Feb 2019
❑	AB171 IND-enabling non-clinical studies initiation	4Q
❑	PRECISION-AF Phase 3 clinical trial initiation	4Q
❑	AB171 IND submission	2Q2020
❑	AB171 Phase 1B trial initiation	3Q2020
❑	AB171 Phase 1B data	2H2021
❑	PRECISION-AF interim analysis	1Q2022
❑	PRECISION-AF Phase 3 data	4Q2022

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1- The achievement of all anticipated milestones is subject to the company securing additional financing.

ARCA biopharma

Investment Highlights Clinical stage, genetically-targeted cardiovascular company PRECISION-AF: single, pivotal P3 trial for AF in HFmrEF; anticipated start 4Q2019 FDA Special Protocol Assessment agreement on Phase 3 protocol - February 2019 GencaroTM FDA Fast Track Designation for AF in Genotype-Defined HF Population Second asset - AB171 - development for HF, PAD; Phase 1B anticipated start 3Q2020 Large and growing market opportunity Estimated $12.5 billion global atrial fibrillation market by 2020 Significant unmet medical need for AF in HF with no FDA approved treatments Gencaro in AF/HFmrEF potential annual sales - $480M-$800M in US; similar in EU5 Potentially first genetically-targeted cardiovascular therapeutic Cardiovascular and biotech veterans with demonstrated success Management team with extensive experience in CV disease, drug development and corporate execution Team previously successful in drug clinical development & regulatory approvals

ARCA biopharma Pharmacogenetic Precision Medicine for Cardiovascular Diseases Nasdaq: ABIO